SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ________________

                                   FORM 8-K


                                Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 30, 2004

                                 ZANETT, INC.
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             (Exact Name of Registrant as Specified in its Charter)




           Delaware               0-27068               56-43895
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        (State or Other         (Commission            (IRS Employer
        Jurisdiction of         File Number)         Identification No.)
         Incorporation)


             135 East 57th Street, 15th Floor, New York, NY  10022
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            (Address of principal executive offices)      (Zip Code)


     Registrant's telephone number, including area code: (212) 980-4600

                                                       -------------------

                               Not Applicable
____________________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.  Other Events

On September 30, 2004, Back Bay Technologies, Inc. ("BBT"), a member of the Zanett Inc. ("Zanett") IT CommonwealthTM, announced it has implemented CypressTree Investment Management Company's investor-friendly web site on-time and within budget. To support the management of CypressTree's loan and high yield bond portfolios, Back Bay developed the systems to ensure broad scalability and robust security - helping to ensure customer confidence in using the site for sensitive transactions.



On September 30, 2004 the Company issued a press release concerning this announcement. It is attached as Exhibit 99.1.

                                 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ZANETT, INC.


                                      By:________________________________
                                         Name:  Jack M. Rapport
                                         Title: Chief Financial Officer


Date:  October 4, 2004